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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 or 15(d) OF


                       THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): January 16, 2002




                           PROSPERITY BANCSHARES, INC.

             (Exact name of registrant as specified in its charter)




          Texas                           0-25051                 74-2331986
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


           4295 San Felipe
            Houston, Texas                                 77027
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 693-9300


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Item 5. Other Events.

     On January 16, 2002, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing its earnings for the fourth quarter and year ended December 31, 2001. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated January 16, 2002.


Item 7. Financial Statements and Exhibits.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:


        99.1    - Press Release dated January 16, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROSPERITY BANCSHARES, INC.




Dated: January 16, 2002            By:  /s/ David Zalman
                                      ------------------------------------------
                                      David Zalman
                                      President and Chief Executive Officer



                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------
  99.1       Press Release dated January 16, 2002.









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